MainStay Funds Trust

MainStay High Yield Opportunities Fund

Supplement dated May 24, 2013 (“Supplement”) to the Prospectus and Statement of Additional Information (“SAI”), both dated

February 28, 2013, as supplemented

This Supplement updates certain information contained in the above-dated Prospectus and SAI for the MainStay High Yield Opportunities Fund (“Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

After the close of business on May 24, 2013, the Fund is expected to reorganize with and into a corresponding “shell” series (“New Fund”) of MainStay Funds Trust, a Delaware statutory trust (“Reorganization”). The Reorganization is not subject to shareholder approval. Upon closing of the Reorganization, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. Upon the completion of the Reorganization, the Fund will become a series of MainStay Funds Trust and all references in the Prospectus and SAI to the Fund being a series of Eclipse Funds Inc. shall be revised to refer to the Fund as being a series of MainStay Funds Trust. Once the Reorganization is completed, the Fund will no longer be offered to the public as a series of Eclipse Funds Inc., but investors will be permitted to invest in the New Fund.

Please be advised that investors who place an order to purchase shares of the Fund on May 24, 2013, are expected to become shareholders of the corresponding class of the New Fund upon closing of the Reorganization.

Please Retain This Supplement For Your Future Reference.